ASSETS HELD FOR SALE AND DISPOSITIONS - Fair value changes in properties classified as assets held for sale (Details) - CAD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Fair Value of Property, Classified as Held for Sale [Roll Forward]
Balance, beginning of year	$ 64,612	$ 0
Fair value gains, net	1,934	0
Foreign currency translation, net	(1,877)	0
Other changes	5	0
Disposals	(66,021)	0
Classified as assets held for sale	42,529	64,612
Balance, end of year	$ 41,182	$ 64,612